UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2023

PIVOTAL INVESTMENT CORPORATION III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40019	85-3415215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 44th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-sixth of one redeemable warrant	PICC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	PICC	The New York Stock Exchange

Securities registered pursuant to section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	PICCW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported by Pivotal Investment Corporation III (the “Company”), on February 28, 2023, the staff of NYSE Regulation (the “Staff”), on behalf of the New York Stock Exchange (“NYSE”), commenced proceedings to delist the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and units, each consisting of one share of Class A Common Stock and one-fifth of one redeemable warrant (the “Units”), each whole warrant exercisable for one share of Class A Common Stock of the Company (the “Warrants”), from the NYSE pursuant to Section 802.01B of the NYSE’s Listed Company Manual because the Company had fallen below the NYSE’s continued listing standard requiring a listed acquisition company to maintain an average aggregate global market capitalization attributable to its publicly-held shares over a consecutive 30 trading day period of at least $40,000,000. Trading in the Class A Common Stock and Units on the NYSE were suspended after the market close on February 28, 2023. Effective as of and since March 1, 2023, the Class A Common Stock and Units have been quoted and traded in the over-the-counter (“OTC”) market under the ticker symbols “PICC” and “PICCU,” respectively.

The Company timely exercised its right to a review of the Staff’s determination by a committee (the “Committee”) of the Board of Directors of the NYSE, and a hearing regarding the Company’s continued listing was held on July 13, 2023.

On July 21, 2023, the NYSE Office of General Counsel notified the Company that the Committee had determined to affirm the Staff’s decision to delist the Company’s Class A Common Stock and Units from the NYSE.

On July 21, 2023, the Staff filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to remove the Company’s Class A Common Stock and Units from listing and registration on the NYSE. The delisting will be effective 10 days following the date the Form 25 was filed.

The Company’s Class A Common Stock and Units will continue to trade on the OTC marketplaces following the delisting.

The Company intends to seek a listing of its securities on the Nasdaq Stock Market prior to or in connection with the consummation of any business combination the Company may seek to consummate. There can be no assurance that the Company will be successful in having its securities listed on the Nasdaq Stock Market or another national securities exchange.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties, including the ability of the Company to have its securities listed on another national securities exchange. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2023	PIVOTAL INVESTMENT CORPORATION III

	By:	/s/ Jonathan Ledecky
Jonathan Ledecky
Chairman

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